EXECUTION VERSION

SYNDICATION AGREEMENT
DATED ______24 July________ 2018
relating to a Senior Term and Revolving Facilities Agreement dated 27 October 2017 for CSP ALPHA HOLDINGS PTE. LTD. arranged by DBS BANK LTD., ING BANK N.V., SINGAPORE BRANCH and STANDARD CHARTERED BANK

Allen & Overy LLP
0081727-0000042 SN:14443454.5

CONTENTS
Clause    Page

1.	Definitions and interpretation	1
2.	Joining in of New Lenders	2
3.	Representations	3
4.	Nature of this Agreement	3
5.	Counterparts	3
6.	Governing law	4

Schedule

1.	Commitments and Loans	5
	Part 1 Lenders	5
	Part 2 Participations in Loans	6

Signatories	2

0081727-0000042 SN:14443454.5

THIS AGREEMENT is dated ___24 July______ 2018 and is made BETWEEN:

(1)
CSP ALPHA HOLDINGS PTE. LTD. (a company incorporated in Singapore with registration number 201705478E and registered office address at 1 Raffles Place #20-00 One Raffles Place, Singapore 048616) for itself and as agent for each of the other Obligors under and as defined in the Facilities Agreement defined below (the Company);

(2)
DBS BANK LTD., ING BANK N.V., SINGAPORE BRANCH and STANDARD CHARTERED BANK each a mandated lead arranger and bookrunner in respect of the Term Facility as defined in the Facilities Agreement defined below (in this capacity the Term MLABs);

(3)
DBS BANK LTD. and ING BANK N.V., SINGAPORE BRANCH each a mandated lead arranger and bookrunner in respect of the Revolving Facility as defined in the Facilities Agreement defined below (in this capacity the RCF MLABs and, together with the Term MLABs, the Arrangers);

(4)	THE FINANCIAL INSTITUTIONS listed on the signatory pages to this Agreement under the heading Existing Lenders (in this capacity, the Existing Lenders);

(5)	THE FINANCIAL INSTITUTIONS listed on the signatory pages to this Agreement under the heading New Lenders (in this capacity, the New Lenders);

(6)	DBS BANK LTD. as agent for the other Finance Parties under and as defined in the Facilities Agreement defined below (in this capacity, the Agent);

(7)	MADISON PACIFIC TRUST LIMITED as the security agent and/or security trustee for the Secured Parties as defined in the Facilities Agreement (in this capacity, the Security Agent); and

(8)	DBS BANK LTD. as the secondary security agent and/or secondary security trustee for the Secured Parties as defined in the Facilities Agreement (in this capacity, the Secondary Security Agent).
IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement:
Effective Date means the date on which the Agent notifies the Existing Lenders and the New Lenders in writing that it has received all amounts required to be paid by the New Lenders pursuant to Clause 2.1(d)(Transfer of rights and obligations).
Facilities Agreement means the senior term and revolving facilities agreement dated 27 October 2017 between, among others, the Company, the Arrangers, the Agent, the Security Agent and the Secondary Security Agent.

1.2	Construction and incorporation of terms

(a)	Capitalised terms defined in the Facilities Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

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(b)
The provisions of clauses 1.2 (Construction), 1.4 (Third party rights), 44 (Partial invalidity), 45 (Remedies and waivers) and 51 (Enforcement) of the Facilities Agreement apply to this Agreement as though they were set out in full in this Agreement, except that references to the Facilities Agreement are to be construed as references to this Agreement.

2.	JOINING IN OF NEW LENDERS

2.1	Transfer of rights and obligations
On the Effective Date (regardless of whether a Default is then outstanding):

(a)	each Existing Lender assigns absolutely to the New Lenders its rights as on the date of this Agreement with respect to:

(i)	the Commitments set out opposite the New Lender's name in Part 1 of Schedule 1 (Commitments and Loans); and

(ii)
the participations in any Loans then outstanding set out opposite the New Lender's name in Part 2 of Schedule 1 (Commitments and Loans) or as otherwise notified by the Agent to the Existing Lenders and the New Lenders on or after the date of this Agreement;

(b)
each Existing Lender will be released from those of its obligations under the Facilities Agreement which correspond to those of its rights assigned to the New Lenders under paragraph (a) above but will retain:

(i)	the Commitments set out opposite its name in Part 1 of Schedule 1 (Commitments and Loans); and

(ii)
the participations in any Loans then outstanding set out opposite its name in Part 2 of Schedule 1 (Commitments and Loans) or as otherwise notified by the Agent to the Existing Lenders and the New Lenders on or after the date of this Agreement;

(c)	each New Lender will be bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above; and

(d)
each New Lender must pay to the Agent an amount equal to the aggregate of its share in the Loans transferred to it under this Clause for distribution among the Existing Lenders according to their share in those Loans on the date of this Agreement.

2.2	Amounts due on or before the Effective Date
Any amounts due and payable to an Existing Lender by any Obligor on or prior to the Effective Date will be for the account of that Existing Lenders, and no New Lender will have any interest in, or any rights in respect of, those amounts.

2.3	Loans on the Effective Date
If any Loan is to be made on the Effective Date:

(a)	the Agent must promptly notify each New Lender of the amount of its share in that Loan;

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(b)
each Existing Lender and each New Lender must participate in that Loan (subject to the terms of the Facilities Agreement) as if the transfer of the rights and obligations under this Agreement had taken effect prior to opening of business on the Business Day before the Effective Date; and

(c)	the Company (for itself and as agent for each of the other Obligors) acknowledges that the Existing Lenders will not be obliged to participate in that Loan to any greater extent.

2.4	Contact details
Each New Lender confirms that it has delivered to the Agent its initial contact details for the purposes of the Facilities Agreement.

2.5	Transfer fee
The Agent confirms that no transfer fees are payable to it under the Facilities Agreement in respect of any transaction contemplated by this Agreement.

2.6	Consent
Each of the Company (for itself and as agent for each of the other Obligors), the Arrangers, the Existing Lenders, the Agent, the Security Agent and the Secondary Security Agent consents to the New Lenders becoming Lenders.

2.7	Confirmation
Each New Lender confirms that it has the power and authority to become a party to the Finance Documents and has taken all necessary action to authorise execution of this Agreement and has obtained all necessary approvals and consents to the assumption of its obligations under the Facilities Agreement.

3.	REPRESENTATIONS
The Company makes the Repeating Representations to each party to this Agreement:

(a)	on the date of this Agreement; and

(b)	on the Effective Date,
in each case, by reference to the facts and circumstances then existing.

4.	NATURE OF THIS AGREEMENT

(a)	The Agent and the Company designate this Agreement as a Finance Document.

(b)
The transfer of rights and obligations contemplated by this Agreement will take effect as a assignment, release and accession and the terms of the Facilities Agreement will apply to the rights and obligations transferred as if this Agreement were an Assignment Agreement so that Part 1 of Schedule 1 (Commitments and Loans) is substituted for schedule 1 (The Original Lenders) to the Facilities Agreement on the Effective Date.

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(c)	Except as expressly provided by the terms of this Agreement, each of the Finance Documents will continue in full force and effect.

5.	COUNTERPARTS
This Agreement may be executed in any number of counterparts, and this shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

6.	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1
COMMITMENTS AND LOANS
PART 1
LENDERS

Name of Lender	Term Facility Commitment (US$)	Revolving Facility Commitment (US$)
DBS BANK LTD.	34,000,000.25	4,750,000.00
ING BANK N.V., SINGAPORE BRANCH	33,999,999.50	4,750,000.00
STANDARD CHARTERED BANK	35,000,000.25	0.00
SIEMENS BANK GMBH SINGAPORE BRANCH	17,000,000.00	500,000.00
TAIPEI FUBON COMMERCIAL BANK CO., LTD.	10,000,000.00	0.00
KING’S TOWN BANK COMPANY LIMITED	10,000,000.00	0.00
Total	140,000,000.00	10,000,000.00

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PART 2
PARTICIPATIONS IN LOANS

Name of Lender	Term Facility Participation (US$)	Revolving Facility Participation (US$)
DBS BANK LTD.	33,533,333.58	2,921,250.00
ING BANK N.V., SINGAPORE BRANCH	33,533,332.84	2,921,250.00
STANDARD CHARTERED BANK	34,533,333.58	0.00
SIEMENS BANK GMBH SINGAPORE BRANCH	17,000,000.00	307,500.00
TAIPEI FUBON COMMERCIAL BANK CO., LTD.	10,000,000.00	0.00
KING’S TOWN BANK COMPANY LIMITED	10,000,000.00	0.00
Total	138,600,000.00	6,150,000.00

0081727-0000042 SN:14443454.5	6

SIGNATORIES
Company
CSP ALPHA HOLDINGS PTE. LTD.

By:    /s/ Mukesh Sharda

Mukesh Sharda
Director
By:    /s/ Sanjay Chakrabarty

Sanjay Chakrabarty
Director

Alpha – Syndication Agreement

Term MLABs
DBS BANK LTD.
By: /s/ Santanu Mitra

Santanu Mitra
Executive Director
By: /s/ Mildred Seow Siok Eng
Mildred Seow Siok Eng
Managing Director

ING BANK N.V., SINGAPORE BRANCH

By: /s/ Krishna Suryanarayanan

Krishna Suryanarayanan
Managing Director
Telecoms, Media and Technology, Asia
By: /s/ S.A. Mutsaers

S.A. Mutsaers
Director
Telecoms, Media and Technology, Asia

STANDARD CHARTERED BANK

By: /s/ Virendra Dhir

Virendra Dhir
Executive Director, Loan Syndicate and Distribution

Alpha – Syndication Agreement

RCF MLABs
DBS BANK LTD.

By: /s/ Santanu Mitra

Santanu Mitra
Executive Director
By: /s/ Mildred Seow Siok Eng
Mildred Seow Siok Eng
Managing Director

ING BANK N.V., SINGAPORE BRANCH
By: /s/ Edward Lim

Edward Lim
Director

By: /s/ Saif Amin

Saif Amin
Director
Telecoms, Media and Technology, Asia

Alpha – Syndication Agreement

Existing Lenders
DBS BANK LTD.

By: /s/ Santanu Mitra

Santanu Mitra
Executive Director

ING BANK N.V., SINGAPORE BRANCH

By: /s/ Krishna Suryanarayanan

Krishna Suryanarayanan
Managing Director
Telecoms, Media and Technology, Asia
By: /s/ S.A. Mutsaers

S.A. Mutsaers
Director
Telecoms, Media and Technology, Asia

STANDARD CHARTERED BANK

By: /s/ Virendra Dhir

Virendra Dhir
Executive Director, Loan Syndicate and Distribution

Alpha – Syndication Agreement

New Lenders
SIEMENS BANK GMBH SINGAPORE BRANCH
By: /s/ Firdans Ismani

Firdans Ismani
Associate

By: /s/ Hugo Teixeira

Hugo Teixeira
Deputy General Manager
Siemens Bank GmbH Singapore Branch

TAIPEI FUBON COMMERCIAL BANK CO., LTD.

By: [unknown signature]

KING’S TOWN BANK COMPANY LIMITED

By: [unknown signature]

Alpha – Syndication Agreement

Agent
DBS BANK LTD.

By: /s/ Santanu Mitra

Santanu Mitra
Executive Director

Alpha – Syndication Agreement

Security Agent
MADISON PACIFIC TRUST LIMITED

By: /s/ David Jacob Samuel Naphtali

David Jacob Samuel Naphtali
Managing Director

Alpha – Syndication Agreement

Secondary Security Agent
DBS BANK LTD.

By: /s/ Santanu Mitra

Santanu Mitra
Executive Director

Alpha – Syndication Agreement